                                                                   EXHIBIT 23.1




                  INDEPENDENT AUDITORS' CONSENT


     We consent to the incorporation by reference in this Registration Statement of Earl Scheib, Inc. on Form S-8 of our report dated July 10, 1998 appearing in the Annual Report on Form 10-K of Earl Scheib, Inc. for the year ended April 30, 1998.

DELOITTE & TOUCHE LLP


February 17, 1999